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                                 EXHIBIT 10.22
                     WARRANT AGREEMENT BETWEEN COMPANY AND
                          MILLER CAPITAL CORPORATION


The warrant represented by this certificate and the shares available upon exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, pledged, or otherwise transferred unless (1) covered by an effective registration statement under the Securities Act of 1933, as amended, or (2) U. S. Laboratories Inc. has been furnished an opinion of counsel acceptable to it to the effect that no registration is legally required for such transfer.

Date of Issuance: March 15, 1999                             Warrant to Purchase
                                                                  120,000 Shares
                                                              of Common Stock as
                                                                Herein Described

                            U.S. LABORATORIES INC.

                         COMMON STOCK PURCHASE WARRANT

          THIS AGREEMENT is made as of March 15, 1999 (the "Grant Date"), by and between U.S. Laboratories Inc., a Delaware corporation (the "Company"), and the Miller Capital Corporation, an Arizona corporation (the "Holder").

                                   RECITALS
                                   --------

          WHEREAS, the Board of Directors of the Company (the "Board") approved the grant of a warrant to purchase shares of the Company's common stock, par value $.01 per share ("Stock"), to the Holder; and

          WHEREAS, the Company and Holder have entered into that Investor Relations Agreement (the "Investor Relations Agreement") dated March 15, 1999; and

          WHEREAS, this Agreement is intended to memorialize the terms and conditions of such grant.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:
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          1.   Grant. The Company hereby grants to Holder a warrant to purchase
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from the Company all or any part of an aggregate number of one hundred twenty thousand (120,000) shares of Stock (hereinafter such shares of Stock are referred to as the "Warrant Shares" and the warrant to purchase the Warrant Shares is referred to as the "Warrant").

          2.   Price. The price to be paid for the Warrant Shares shall be
               -----
($3.875) per share.

          3.   Term; Exercise.
               --------------

          (a) This Warrant may be exercised immediately by the Holder hereof in whole or in part, from time to time, as to seventy thousand (70,000) shares.

          (b) This Warrant may be exercised by the Holder hereof in whole or in part, from time to time, as to fifty thousand (50,000) shares beginning on the earlier to occur of:

               i. the date on which the closing price of a share of Stock as reported on the Nasdaq Small-Cap Market is at least $7.00 for three
          (3) consecutive trading days; or

               ii. the date on which the Company determines, in its sole discretion, that the value of the services provided to the Company by the Miller Capital Corporation during the term of the Investor Relations Agreement is sufficient to justify the vesting.

          (c) This Warrant will expire and will not be exercisable on the date five (5) years from the date of grant.

          4.   Method of Exercise. The Warrant may be exercised only by written
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notice, delivered or mailed by postpaid registered or certified mail, addressed to the treasurer of the Company at the Company's principal executive offices specifying the number of Warranted Shares being purchased. The Such notice shall be accompanied by payment of the entire price of the Warrant Shares being purchased (i) in cash or its equivalent, (ii) by tendering previously acquired shares of Stock having a fair market value (as determined by the Board) equal to the price of the Warrant Shares being purchased, or (iii) by a combination of
(i) and (ii). The Warrant may be exercised in the manner previously described or by delivery to the Company or its designated agent of an executed irrevocable exercise form together with instructions to a broker-dealer to sell or margin a sufficient portion of the shares being exercised and deliver the sale or margin proceeds directly to the Company to pay for price for the Warrant Shares. Upon receipt of the payment of the entire price of the Warrant Shares so purchased, certificates for such Warrant Shares shall be issued to the Holder. The Warrant Shares so purchased shall be fully paid and nonassessable.

          5.   No Rights as a Stockholder. The Holder shall not be deemed for
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any purposes to be a stockholder of the Company with respect to any shares which may be acquired

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hereunder except to the extent that the Warrant shall have been exercised with respect thereto and a stock certificate issued therefor.

          6.   Transferability. The Warrant may be transferred by the Holder as
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long as any transferee agrees to be bound by this Agreement.

          7.   Restrictions on Transfers of Stock. The shares to be acquired
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upon exercise of the Warrant may not be sold or offered for sale except (i)
pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or any applicable state securities laws, (ii) in a transaction satisfying the requirements of Rule 144 promulgated under the Act, or (iii) in a transaction which, in the opinion of counsel for the Company, is exempt from the registration provisions of the Act or applicable state securities laws. Any certificate representing shares acquired upon exercise of the Warrant may bear the following legend:

               The shares of Common Stock represented by this certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). These shares may not be sold, transferred or disposed of unless they are registered under the Act, sold in a transaction satisfying the requirements of Rule 144 or unless the request to transfer is accompanied by an opinion of counsel acceptable to the issuer, that the transfer will not result in a violation of the Act or any applicable state securities laws.

          8.   Specific Restrictions Upon Warrant Shares. The Holder shall
               -----------------------------------------
acquire the Warrant Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Act, and shall not dispose of the Warrant Shares in any transaction which, in the opinion of counsel to the Company, would violate the Act, or the rules and regulations thereunder, or any applicable state securities or blue sky laws.

          9.   Adjustments.  If the Company changes the number of shares of its
               -----------
Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares, and the Warrant price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. If there is any change, other than as specified above, in the number or kind of outstanding shares of Stock or of any stock or other securities into which such Stock shall have been changed or for which it shall have been exchanged, then if the Board in its sole discretion determines that such change equitably requires an adjustment in the number or kind of shares subject to the Warrant, such adjustment shall be made by the Board. The Warrant price for each share of Stock or other securities substituted or adjusted as provided in this paragraph shall be determined by dividing the Warrant price for each share prior to such substitution or adjustment by the number of shares or the fraction of a share substituted for such share or to which such share shall have been adjusted. No adjustment or substitution provided for in this paragraph shall require the Company to sell a fractional share.

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          10.  Investment Representations. Holder understands that the Warrants
               --------------------------
and the Warrant Shares have not been registered under the Act. Holder also understands that the Warrant is being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Holder's representations contained in this Warrant. Holder hereby represents and warrants as follows:

          (a) Holder Bears Economic Risk. Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Holder must bear the economic risk of this investment indefinitely unless the Warrant or the Warrant Shares, as applicable, are registered pursuant to the Securities Act, or an exemption from registration is available. Holder understands that the Company has no present intention of registering the Warrant, the Warrant Shares or any other shares of its Common Stock. Holder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Holder to transfer all or any portion of the Warrant or the Warrant Shares under the circumstances, in the amounts or at the times Holder might propose.

          (b) Acquisition for Own Account. Holder is acquiring the Warrant, and will acquire the Warrant Shares if the Warrant is exercised, for Holder's own account for investment only, and not with a view towards their distribution.

          (c) Holder Can Protect Its Interest. By reason of its, or of its management's, business or financial experiences, Holder has the capacity to protect its own interests in connection with the transactions contemplated in this Warrant. Further, Holder is aware of no publication of any advertisement in connection with the transactions contemplated in this Warrant.

          (d) Accredited Investor. Holder represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

          (e) Company Information. Holder has received and read the Company's financial statements and all documents that Holder considers material to its investment decision, and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Holder has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

          (f) Rule 144. Holder acknowledges that the Warrant and the Warrant Shares, as applicable, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Holder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private

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     placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

          (g) Residence. The office or offices of Holder in which its investment decision was made is located at the address of Holder set forth herein.

          11.  Registration Rights. The Company hereby grants to Holder
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piggyback registration rights with respect to the Warrant Shares. If the Company is filing a registration statement with the Securities and Exchange Commission for itself or on behalf of any of its stockholders, the Company will notify Holder in writing reasonably in advance of the filing (but at least five business days) and give Holder the opportunity to include all or any party of the Warrant Shares (whether or not previously issued, to the extent permissible under the Act or any regulation promulgated thereunder). Upon Holder's notification that Holder desires to have all or any portion of the Warrant
Shares included in the registration, the Company will, at no cost or expense to the Holder, include or cause to be included in the registration statement the Warrant Shares so identified by Holder. Notwithstanding any other provision of this Section 11, in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit, or exclude entirely, the number of shares (including those of Holder) to be included in the piggyback registration. If limited, Holder's shares will be registered pro rata with any other holders of common stock or common stock equivalents having registration rights.

          12.  Tax Withholding. The Company may withhold such amount as may be
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requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Warrant. If the Holder fails to comply with this Paragraph 10, the Company may refuse to issue or transfer shares of Stock upon exercise of the Warrant.

          13.  Powers of Company Not Affected. The existence of the Warrant
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herein granted shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          14.  Amendment or Modification. No term or provision of this
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Agreement may be amended, modified or supplemented orally, but only by an instrument in writing signed

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by the party against whom or which the enforcement of the amendment, modification or supplement is sought.

          15.  Governing Law. This Agreement is governed by the internal laws
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of the State of Delaware as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

          16.  Entire Agreement. This Agreement entered into between the Holder
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and the Company sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

          17.  Delegation by Board. Except to the extent prohibited by
               -------------------
applicable law or the applicable rules of a stock exchange or market, the Board may delegate all or any portion of its responsibilities and powers to any one or more of its members. Any such delegation may be revoked by the Board at any time.

          18.  Heirs and Successors. This Agreement is binding upon, and inures
               --------------------
to the benefit of, the Company and its successors and assigns, and upon any person acquiring all or substantially all of the Company's assets and business. If the Holder is an individual who dies prior to exercise of the Warrant, the Warrant may be exercised by the estate of the Holder if such exercise is otherwise permitted by this Agreement.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and the Holder has executed this Agreement as of the day and year first above written.

                                        U.S. LABORATORIES INC.
                                        (the "Company")

                                        By: _________________________________


                                        HOLDER:

                                        By: _________________________________

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